UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials


                        FIRST MIDWEST FINANCIAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

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     [_]  Fee paid previously with preliminary materials:

________________________________________________________________________________
     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                   [FIRST MIDWEST FINANCIAL, INC. LETTERHEAD]









                                                               December 18, 2002



Dear Fellow Shareholders:

     On behalf of the Board of Directors and management of First Midwest Financial, Inc., we cordially invite you to attend our Annual Meeting of shareholders. The meeting will be held at 1:00 p.m. local time on Monday, January 27, 2003, at our main office located at Fifth at Erie, Storm Lake, Iowa.

     The attached Notice of Annual Meeting of Shareholders and Proxy Statement discuss the business to be conducted at the meeting. We have also enclosed a copy of our Annual Report to Shareholders. At the meeting, we will report on First Midwest Financial's operations and outlook for the year ahead.

     We encourage you to attend the meeting in person. Whether or not you plan to attend, however, please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save us the additional expense of soliciting proxies and will ensure that your shares are represented at the meeting. Regardless of the number of shares you own, your vote is very important. Please act today.

     Your Board of Directors and management are committed to the continued success of First Midwest Financial and the enhancement of your investment. As Chairman of the Board, President and Chief Executive Officer, I want to express my appreciation for your confidence and support.

                                           Very truly yours,

                                           /s/ James S. Haahr
                                           -------------------------------------
                                           JAMES S. HAAHR
                                           Chairman of the Board,
                                           President and Chief Executive Officer

                          FIRST MIDWEST FINANCIAL, INC.
                                  Fifth at Erie
                             Storm Lake, Iowa 50588
                                 (712) 732-4117

               --------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To be held on January 27, 2003
               --------------------------------------------------

     Notice is hereby given that the Annual Meeting of shareholders of First Midwest Financial, Inc. will be held at our main office located at Fifth at Erie, Storm Lake, Iowa, on Monday, January 27, 2003, at 1:00 p.m. local time. At the Annual Meeting, shareholders will be asked to consider and vote on the following:

     o    Election of three directors, each for a term of three years; and
     o Approval and adoption of the 2002 Omnibus Incentive Plan. A copy of the plan is included as Exhibit A to the enclosed Proxy Statement
                                    ---------

     Your Board of Directors recommends that you vote "FOR" the election of all of the director nominees and "FOR" the approval of the 2002 Omnibus Incentive Plan.

     Shareholders also will transact any other business that may properly come before the Annual Meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the meeting.

     The record date for the Annual Meeting is November 29, 2002. Only shareholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

     A proxy card and proxy statement for the Annual Meeting are enclosed. Whether or not you plan to attend the Annual Meeting, please take the time to vote now by signing, dating and mailing the enclosed proxy card which is solicited on behalf of the Board of Directors. Your proxy will not be used if you attend and vote at the Annual Meeting in person. Regardless of the number of shares you own, your vote is very important. Please act today.

         Thank you for your continued interest and support.

                                            By Order of the Board of Directors


                                            /s/ James S. Haahr
                                            ------------------------------------
                                            JAMES S. HAAHR
                                            Chairman of the Board, President and
                                            Chief Executive Officer
Storm Lake, Iowa
December 18, 2002

--------------------------------------------------------------------------------
Important: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the Annual Meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.
--------------------------------------------------------------------------------

                          FIRST MIDWEST FINANCIAL, INC.
                                  Fifth at Erie
                             Storm Lake, Iowa 50588
                                 (712) 732-4117

                           --------------------------

                                 PROXY STATEMENT
                           --------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           To be held January 27, 2003


                                  INTRODUCTION

     Our Board of Directors is using this proxy statement to solicit proxies from the holders of First Midwest Financial, Inc. ("First Midwest" or "Company") common stock for use at First Midwest's Annual Meeting of shareholders ("Annual Meeting"). We are mailing this proxy statement and the enclosed form of proxy to our shareholders on or about December 18, 2002.

     Certain information provided herein relates to First Federal Savings Bank of the Midwest and Security State Bank, both of which are wholly owned subsidiaries of First Midwest. First Federal Savings Bank of the Midwest and Security State Bank are sometimes referred to in this proxy statement as "First Federal" and "Security State," respectively. First Federal and Security State are collectively referred to in this proxy statement as the "Banks."


                      INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting; Matters to be Considered at the Annual Meeting

     Time and Place of the Annual Meeting. Our Annual Meeting will be held as follows:

     Date:  January 27, 2003
     Time:  1:00 p.m., local time
     Place: First  Federal  Savings Bank of the Midwest Fifth at Erie Storm
            Lake, Iowa


     Matters to be Considered at the Annual Meeting. At the Annual Meeting, shareholders of First Midwest are being asked to consider and vote upon the following proposals:

     o    the election of three directors, each for a three year term; and
     o the approval and adoption of the 2002 Omnibus Incentive Plan. A copy of the plan is included as Exhibit A to this proxy statement.
                                           ----------

     The shareholders also will transact any other business that may properly come before the Annual Meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the Annual Meeting other than the matters described in this proxy statement.

Voting Rights; Vote Required

     Voting Rights of Shareholders. November 29, 2002 is the record date for the Annual Meeting. Only shareholders of record of First Midwest common stock on that date as of the close of business are entitled to notice of and to vote at the Annual Meeting. You are entitled to one vote for each share of First Midwest common stock you own. On November 29, 2002, 2,468,804 shares of First Midwest common stock were outstanding and entitled to vote at the Annual Meeting.

     ESOP Shares. We maintain the First Midwest Employee Stock Ownership Plan ("ESOP") which owns approximately 9.78 percent of the First Midwest common stock outstanding. Employees of First Midwest and the Banks participate in the ESOP. Each ESOP participant is entitled to instruct the trustee of the ESOP how to vote such participant's shares of First Midwest common stock allocated to his or her ESOP account. If an ESOP participant properly executes the voting instruction card distributed by the ESOP trustee, the ESOP trustee will vote such participant's shares in accordance with the participant's instructions. Where properly executed voting instruction cards are returned to the ESOP trustee with no specific instruction as how to vote at the Annual Meeting, the trustee may vote such shares in its discretion. In the event the ESOP participant fails to give timely voting instructions to the trustee with respect to the voting of the common stock that is allocated to the participant's ESOP account, the ESOP trustee may vote such shares in its discretion. The ESOP trustee will vote the shares of First Midwest common stock held in the ESOP but not allocated to any participant's account in the manner directed by the majority of the participants who directed the trustee as to the manner of voting their allocated shares.

     Shares held by a Broker. If you are the beneficial owner of shares held by a broker in "street name," your broker, as the record holder of the shares, will vote the shares in accordance with your instructions. If you do not give instructions to your broker, your broker will nevertheless be entitled to vote the shares with respect to "discretionary" items, but will not be permitted to vote your shares with respect to "non-discretionary" items. In the case of non-discretionary items, the shares will be treated as "broker non-votes." The election of directors is expected to be considered a "discretionary" item, in which case your broker may vote your shares without instructions from you. The approval and adoption of the 2002 Omnibus Incentive Plan is not expected to be considered a "discretionary" item, in which case your broker may not vote your shares without instructions from you.

     Votes Required for Election of Directors and a Quorum. Directors are elected by a plurality of the votes cast, in person or by proxy, at the Annual Meeting by holders of First Midwest common stock. This means that the three director nominees with the most affirmative votes will be elected to fill the three available seats. Shares that are represented by proxy which are marked
"vote withheld" for the election of one or more director nominees and broker non-votes will have no effect on the vote for the election of directors, although they will be counted for purposes of determining whether there is a quorum. A quorum is necessary in order for us to conduct the Annual Meeting, and if one third of all the shares entitled to vote are in attendance at the meeting, either in person or by proxy, then the quorum requirement is met.

     If a director nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. As of the date of this Proxy Statement, we are not aware of any reason that a director nominee would be unable to stand for election.

     Votes Required for Approval of the 2002 Omnibus Incentive Plan. The affirmative vote of a majority of the shares voted in person or by proxy is required to approve the 2002 Omnibus Incentive Plan. Abstentions will be considered present and entitled to vote with respect to the 2002 Omnibus Incentive Plan, and they will have the same effect as votes "against" the proposal. Broker non-votes will not be considered present and entitled to vote with respect to the proposal for the 2002 Omnibus Incentive Plan and, therefore, they will have no effect on the voting for this matter.

     Your Board of Directors unanimously recommends that you vote "FOR" all three of the director nominees set forth in this proxy statement and "FOR" the approval and adoption of the 2002 Omnibus Incentive Plan.

Voting of Proxies; Revocability of Proxies; Proxy Solicitation Costs

     Voting of Proxies. You may vote in person at the Annual Meeting or by proxy. To ensure your representation at the Annual Meeting, we recommend that you vote now by proxy even if you plan to attend the Annual Meeting. You may change your vote by attending and voting at the Annual Meeting or by submitting another proxy with a later date. See "-Revocability of Proxies" below.

     Voting instructions are included on your proxy card. Shares of First Midwest common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the shareholder's instructions. Where properly executed proxies are returned to First Midwest with no specific instruction as how to vote at the Annual Meeting, the persons named in the proxy will vote the shares "FOR" the election of each of the director nominees and "FOR" the approval of the 2002 Omnibus Incentive Plan.

     The persons named in the proxy will have the discretion to vote on any other business properly presented for consideration at the Annual Meeting in accordance with their best judgment. We are not aware of any other matters to be presented at the Annual Meeting other than those described in the Notice of Annual Meeting of Shareholders accompanying this document.

     You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children -- in which case you would receive three separate proxy cards to vote.

     Revocability of Proxies. You may revoke your proxy before it is voted by:

     o    submitting a new proxy with a later date,

     o notifying the Corporate Secretary of First Midwest in writing before the Annual Meeting that you have revoked your proxy, or

     o    voting in person at the Annual Meeting.

     If you plan to attend the Annual Meeting and wish to vote in person, we will give you a ballot at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an authorization letter from the broker, bank or nominee indicating that you were the beneficial owner of First Midwest common stock on November 29, 2002, the record date for voting at the Annual Meeting, if you wish to vote in person.

     Proxy Solicitation Costs. We will pay our own costs of soliciting proxies. In addition to this mailing, First Midwest's directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers, banks and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

                                 STOCK OWNERSHIP

     The following table presents information regarding the beneficial ownership of First Midwest common stock as of November 29, 2002, by:

     o those persons or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of our outstanding common stock;

     o    each director and director nominee of First Midwest;

     o    each  executive   officer  of  First  Midwest  named  in  the  Summary
          Compensation Table appearing under "Executive Compensation" below; and

     o all of the executive officers and directors of First Midwest as a group.

     The persons named in this table have sole voting power for all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the footnotes to this table.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options held by that person that are currently exercisable or exercisable within 60 days after November 29, 2002 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.



                                                                             Shares Beneficially    Percent of
                            Beneficial Owners                                      Owned (1)          Class
---------------------------------------------------------------------------  -------------------    ----------
  First Midwest Financial, Inc. Employee Stock Ownership Plan(2)                   241,482            9.78%

  E. Wayne Cooley, Director                                                         86,117             3.45

  E. Thurman Gaskill, Director(3)                                                   49,914             2.02

  James S. Haahr, Chairman of the Board, President and CEO(4)                      322,612            12.81

  J. Tyler Haahr, Director, Senior Vice President, Secretary and COO(4) (5)        121,735             4.81

  G. Mark Mickelson, Director                                                           --               --

  Rodney G. Muilenburg, Director                                                   109,051             4.41

  Jeanne Partlow, Director                                                           3,978             0.16

  Donald J. Winchell, Senior Vice President, Treasurer and CFO                     141,928             5.69

  Directors and executive officers of First Midwest                                835,335            31.58
    and the Banks as a group (8 persons)(6)

---------------------------
(1) Included in the shares beneficially owned by the named individuals are options to purchase shares of First Midwest common stock exercisable within 60 days of November 29, 2002, as follows: Mr. Cooley - 24,764 shares; Mr. Gaskill - 4,264 shares; Mr. James S. Haahr - 50,032 shares; Mr. J. Tyler Haahr - 63,764 shares; Mr. Muilenburg - 6,264 shares; and Mr. Winchell - 27,236 shares.

(2) Represents shares held by the ESOP, 235,744 shares of which have been allocated to accounts of participants. Pursuant to the terms of the ESOP, each ESOP participant has the right to direct the voting of shares of common stock allocated to his or her account under the ESOP. West Des Moines State Bank, West Des Moines, Iowa, as the ESOP trustee, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants.

(3) Includes 44,750 shares as to which Mr. Gaskill has reported shared ownership.

(4)  Mr. James S. Haahr is the father of Mr. J. Tyler Haahr.

(5) Includes 31,708 shares as to which Mr. J. Tyler Haahr has reported shared ownership.

(6) Includes shares held directly, as well as, jointly with family members or held by trusts, with respect to which shares the listed individuals or group members may be deemed to have sole or shared voting and investment power. Included in the shares reported as beneficially owned by all directors and executive officers are options to purchase 176,324 shares of First Midwest common stock exercisable within 60 days of November 29, 2002.


                       PROPOSAL I - ELECTION OF DIRECTORS

     Our Board of Directors currently consists of seven members. Approximately one-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. All of our director nominees currently serve as First Midwest directors.

     The table below sets forth information regarding our Board of Directors, including their age, position with First Midwest and term of office. If any director nominee is unable to serve before the election, your proxy authorizes a vote for a replacement nominee if our Board of Directors names one. At this time, we are not aware of any reason why a nominee might be unable to serve if elected. Except as disclosed in this proxy statement, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The Board of Directors recommends you vote "FOR" each of the director nominees.





                                                                                           Director      Term to
           Name               Age             Position(s) Held in First Midwest            Since (1)     Expire
----------------------        ----   ---------------------------------------------------   ----------    ----------
                                                           Nominees


  James S. Haahr(2)           63     Chairman of the Board, President and CEO                1962         2006
  G. Mark Mickelson           36     Director                                                1997         2006
  Jeanne Partlow              69     Director                                                1996         2006


                                           Directors Remaining in Office
                                           -----------------------------
  E. Wayne Cooley             80     Director                                                1985         2004
  J. Tyler Haahr(2)           39     Director, Senior Vice President, Secretary and COO      1992         2004
  E. Thurman Gaskill          67     Director                                                1982         2005
  Rodney G. Muilenburg        58     Director                                                1989         2005
----------------------

     (1)  Includes service as a director of First Federal.
     (2)  James S. Haahr is the father of J. Tyler Haahr.

     The principal occupation of each director of First Midwest and each of the nominees for director is set forth below. All directors and nominees have held their present position for at least five years unless otherwise indicated.

     James S. Haahr - Mr. Haahr is the Chairman of the Board, President and Chief Executive Officer of First Midwest, a position he has held since June 1993. Mr. Haahr is also Chairman of the Board, President and Chief Executive
Officer of First Federal Savings Bank of the Midwest. Mr. Haahr serves as Chairman of the Board of Security State Bank. He is a member of the Board of Trustees and Chairman of the Investment Committee of the Board of Buena Vista University. Mr. Haahr has served in various capacities with First Federal since beginning his career with the bank in 1961. He has been a member of the Savings Association Insurance Fund Industry Advisory Committee and a member of the
Legislative Committee of the Iowa Bankers Association. Mr. Haahr is a former Vice Chairman of the Board of Directors of the Federal Home Loan Bank of Des Moines, former Chairman of the Iowa League of Savings Institutions, a former director of the U.S. League of Savings Institutions and a former member of the Board of Directors of America's Community Bankers. Mr. Haahr received his B.S. degree in 1962 from Buena Vista College in Storm Lake, Iowa.

     G. Mark Mickelson - Mr. Mickelson is Vice President of Operations for Blue Dot Services, Inc., a subsidiary of Northwestern Corporation in Sioux Falls, South Dakota. Mr. Mickelson was previously a principal with Northwestern Growth Corporation, also a subsidiary of Northwestern Corporation and has been with the company since November 1996. Blue Dot Services is an investment of Northwestern Growth Corporation engaged primarily in the heating and air conditioning service business. Northwestern Growth Corporation is the corporate development and investment function of Northwestern Corporation. Previously, Mr. Mickelson was employed as an executive officer of Hegg Companies in Sioux Falls, South Dakota. Mr. Mickelson received his undergraduate degree in Business Administration from the University of South Dakota in Vermillion, South Dakota in 1988. He graduated with high honors from Harvard Law School in 1993, is an inactive member of the South Dakota Bar Association and a Certified Public Accountant. Mr. Mickelson is involved in a number of local charities.

     Jeanne Partlow - Mrs. Partlow retired in June 1998 as President of the Iowa Savings Bank Division of First Federal Savings Bank of the Midwest, located in Des Moines, Iowa. She was President, Chief Executive Officer and Chairman of the Board of Iowa Savings Bank, F.S.B. from 1987 until it was acquired by and became a division of First Federal in December 1995. Mrs. Partlow is a past member of the Board of Directors of the Federal Home Loan Bank of Des Moines. She has over 30 years of bank management experience.

     E. Wayne Cooley - Dr. Cooley is Consultant Emeritus of the Iowa Girls' High School Athletic Union in Des Moines, Iowa where he had served as Executive Secretary from 1954 until his retirement in 2002. Dr. Cooley serves as Executive Vice President of the Iowa High School Speech Association. He is also a member of the Drake Relays Executive Committee, and on the Board of Directors of the Women's College Basketball Association Hall of Fame. Dr. Cooley is a member of the Buena Vista University (formerly Buena Vista College) Board of Trustees. He has served as Chairman of the Iowa Heart Association and as Vice Chairman of the Iowa Games. Dr. Cooley is a 1943 graduate of Buena Vista College in Storm Lake, Iowa, and holds honorary doctorate degrees from Buena Vista University in Storm Lake, Iowa and Morningside College in Sioux City, Iowa.

     E. Thurman Gaskill - Since 1958, Mr. Gaskill has owned and operated a grain farming operation located near Corwith, Iowa. Mr. Gaskill was re-elected to the Iowa State Senate in 2000 and represents Iowa District 8. Mr. Gaskill has served as a commissioner with the Iowa Department of Economic Development and also as a commissioner with the Iowa Department of Natural Resources. He has served as President of the National Corn Growers Association, Chairman of the United States Feed Grains Council and in numerous other agricultural positions. Recognized for his outstanding contributions to the industry, he has been named to the Agricultural Hall of Fame at Iowa State University in Ames, Iowa.

     J. Tyler Haahr - Mr. Haahr is Senior Vice President, Secretary and Chief Operating Officer of First Midwest; Executive Vice President, Secretary and Chief Operating Officer of First Federal Savings Bank of the Midwest; President of First Services Trust Company; Chief Executive Officer of Security State Bank; and Vice President and Secretary of First Services Financial Limited and Brookings Service Corporation. Mr. Haahr has been employed by First Midwest and its affiliates since March 1997. He was previously a partner with the law firm of Lewis and Roca LLP, Phoenix, Arizona, and had been with the firm since 1989. Mr. Haahr is active in many local charities. Mr. Haahr received his B.S. degree with honors in 1986 at the University of South Dakota in Vermillion, South Dakota. He graduated with honors from the Georgetown University Law Center, Washington, D.C., in May 1989.

     Rodney G. Muilenburg - Mr. Muilenburg is employed as a dairy specialist manager with Purina Mills, Inc., and supervises the sale of agricultural products in a region that encompasses northwest Iowa, southeast South Dakota and southwest Minnesota. Mr. Muilenburg has been a member of Purina Mills' General Sales Advisory Board since 1986. In 1991 he was certified by Purina Mills in Agri-business management. Mr. Muilenburg received a B.A. degree in Biological Science from Northwestern College, Orange City, Iowa in 1966; an M.A. degree in secondary school education from Mankato State University, Mankato, Minnesota in 1973; and a specialist degree in secondary school administration from Mankato State University, Mankato, Minnesota in 1975.


                             MEETINGS AND COMMITTEES

Meetings

         Meetings of the Board of Directors are generally held on a monthly basis. The Board of Directors conducted 12 regular meetings during fiscal 2002. Each director attended at least 75% of the Board meetings and any committees on which he or she served.

Committees

         The Board of Directors of First Midwest has an Audit Committee, Compensation Committee and a Stock Option Committee. Our entire Board serves as the Nominating Committee.

      Audit Committee     Compensation Committee    Stock Option Committee
      ---------------     ----------------------    ----------------------

      E. Wayne Cooley     E. Wayne Cooley           E. Wayne Cooley
      G. Mark Mickelson   E. Thurman Gaskill        G. Mark Mickelson
      Jeanne Partlow      Rodney G. Muilenburg      Rodney G. Muilenburg
                          Jeanne Partlow            Jeanne Partlow

     The Audit Committee met two times during fiscal 2002. The functions of the Audit Committee are as follows:

     o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and regulatory compliance;

     o Monitor the independence and performance of the Company's independent auditors and internal auditing department; and

     o Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

     The Compensation Committee met one time during fiscal 2002. The functions of the Compensation Committee are as follows:

     o Make salary and bonus recommendations, administer our restricted stock plan, and determine terms and conditions of employment of the officers of First Midwest;

     o Oversee the administration of our employee benefit plans covering employees generally; and

     o Make recommendations to the Board of Directors with respect to our compensation policies.

     The Stock Option Committee met one time during fiscal 2002. The functions of the Stock Option Committee are as follows:

     o    Administer our stock incentive plans; and

     o Make recommendations to the Board of Directors with respect to our stock compensation policies.

     The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any shareholder entitled to vote for the election of directors who complies with the notice procedures set forth in the By-laws of First Midwest. Pursuant to the By-laws, nominations by shareholders must be delivered in writing to the Secretary of First Midwest at least 30 days prior to the date of the Annual Meeting; provided, however, that in the event that less than 40 days' notice or prior disclosure of the date of the Annual Meeting is given or made to shareholders, to be timely, notice by the shareholder must be received at the executive offices of First Midwest not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure thereof was made.

Audit Committee Matters

     The following Report of the Audit Committee of the Board of Directors shall not be deemed to be soliciting material or to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent First Midwest Financial, Inc. specifically incorporates this Report therein, and shall not otherwise be deemed filed under such Acts.

     Audit Committee Report. The Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended September 30, 2002:

     o The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2002 audited financial statements;

     o The Audit Committee has discussed with the Company's independent auditors (McGladrey & Pullen, LLP) the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees";

     o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

     o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2002 audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2002.

     Submitted by the Audit Committee of the Company's Board of Directors:

                E. Wayne Cooley   G. Mark Mickelson   Jeanne Partlow


     Audit Committee Member Independence and Audit Committee Charter. Each member of the First Midwest Audit Committee is "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market. The Company's Board of Directors has adopted a written audit committee charter.

     In accordance with SEC rules related to auditor independence, the table below shows fees for audit services rendered by McGladrey & Pullen, LLP and fees for other services rendered by McGladrey & Pullen, LLP or its associated entity, RSM McGladrey, Inc., to the Company and its affiliates during the fiscal year 2002.

 Audit fees.............................................................$ 56,000
 Financial Information Systems Design and Implementation fees...........$ - 0 -
 All Other Fees.........................................................$ 29,000



                            COMPENSATION OF DIRECTORS


     During the fiscal year ended September 30, 2002, all directors of First Midwest received an annual retainer of $5,000. For fiscal 2002, non-employee directors of First Federal were paid an annual retainer of $6,000 and non-employee directors of Security State were not paid an annual retainer. Directors of First Midwest do not receive any additional fees for attending board or committee meetings. Each of the directors of First Midwest also serves as a director for each of the Banks. Board members who are employees of the Banks do not receive a fee for their service on the Banks' Boards, or their respective committees. Non-employee directors of First Federal receive $750 for each meeting of the board attended and $200 for each board committee meeting attended. Non-employee directors of Security State receive $400 for each meeting of the board attended and $100 for each board committee meeting attended.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table sets forth summary information concerning compensation awarded to, earned by or paid to First Midwest's chief executive officer and its other executive officers, whose total salary and bonus exceeded $100,000, for services rendered in all capacities during the fiscal years ended September 30, 2002, 2001 and 2000. Each of these officers received perquisites and other personal benefits in addition to salary and bonus during the periods stated. The aggregate amount of these perquisites and other personal benefits, however, did not exceed the lesser of $50,000 or 10% of the total of their annual salary and bonus and, therefore, has been omitted as permitted by the rules of the SEC. We will use the term "named executive officers" from time to time in this proxy statement to refer to the officers listed in the table below.





                                                    Annual Compensation    Long Term
                                                    -------------------    Compensation
                                                                             Awards
                                                                          -------------
                                                    Salary       Bonus     Options/SARs       All Other
Name and Principal Position             Year         ($)          ($)          (#)         Compensation ($)
---------------------------             ----     ----------    --------   -------------    ----------------
James S. Haahr                          2002     $239,000(1)   $66,120        5,220          $50,052(3)
  Chairman of the Board, President      2001      207,000(1)    58,000        5,250           41,482
  and CEO                               2000      207,000(1)    55,000        4,500           46,475

J. Tyler Haahr                          2002     $237,000(2)   $66,120        5,220          $47,675(3)
  Senior Vice President, Secretary      2001      221,000(2)    62,640        5,670           44,483
  and COO                               2000      205,000(2)    55,000        4,500           52,463

Donald J. Winchell                      2002     $145,500      $41,468        3,274          $31,030(3)
  Senior Vice President, Treasurer      2001      142,500       34,200        3,099           28,972
  and CFO                               2000      137,500       37,813        3,094           30,753


--------------------

(1) Includes $2,000 of compensation deferred in each of fiscal 2002, 2001, and 2000 pursuant to the deferred compensation agreement entered into in 1980 between Mr. James S. Haahr and First Federal and $5,000 in each of fiscal 2002, 2001 and 2000 for service as a director of First Midwest.

(2) Includes $5,000 paid to Mr. J. Tyler Haahr for service as a director of First Midwest in each of fiscal 2002, 2001 and 2000.

(3) Represents the value as of September 30, 2002 of allocations under the ESOP, contributions under the First Federal Profit Sharing Plan, payments under the First Federal Benefit Equalization Plan and term life insurance premiums paid to or on behalf of the named executive officers, as follows:
     Mr.  James S. Haahr - $14,653,  $13,409,  $19,218 and $2,772;  Mr. J. Tyler
     Haahr - $14,653,  $13,409,  $19,218 and $395;  and Mr.  Winchell - $14,653,
     $13,409, $2,545 and $423.

Option Grants in Last Fiscal Year

     The following table sets forth information regarding grants of stock options under our stock option and incentive plans made during the fiscal year ended September 30, 2002 to the named executive officers. The amounts shown for each named executive officer as potential realizable values are based on assumed annualized rates of stock price appreciation of five percent and ten percent over the full ten-year term of the options, which would result in stock prices of approximately $23.47 and $37.38, respectively, for options with an exercise price of $14.41. No gain to the optionees is possible without an increase in stock price, which benefits all stockholders proportionately. Actual gains, if any, on option exercise and common stock holdings depend upon the future performance of First Midwest common stock and overall stock market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved.

                                                                                            Potential Realizable
                                                                                          Value at Assumed Annual
                                                                                               Rates of Stock
                                                                                          Appreciation for Option
                                   Individual Grants                                               Terms
--------------------------------------------------------------------------------------    -----------------------
                             Number of           % of Total
                             Securities           Options         Exercise
                             Underlying          Granted to       or Base
         Name                 Options            Employees in      Price      Expiration      5%           10%
                              Granted (#)        Fiscal Year      ($/Sh)        Date         ($)           ($)
----------------------   -------------------     ------------    ----------   ----------   -------      ---------
James S. Haahr                 5,220              18.9%           $14.41      9-30-12      $47,306      $119,882

J. Tyler Haahr                 5,220              18.9             14.41      9-30-12       47,306       119,882

Donald J. Winchell             3,274              11.8             14.41      9-30-12       29,670        75,190


     The option exercise price of the options granted to the named executive officers shown above was the fair market value of First Midwest's common stock on the date of grant. These options vested as of the date of grant. The options may not be transferred in any manner other than by will or the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee or his legal representative upon the optionee's death.


Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

     The following table summarizes for each of the named executive officers certain information relating to stock options exercised by them during the fiscal year ended September 30, 2002. Value realized upon exercise is the difference between the fair market value of the underlying stock on the exercise date and the exercise or base price of the option. The value of an unexercised, in-the-money option at fiscal year-end is the difference between its exercise or base price and the fair market value of the underlying stock on September 30, 2002, which was $14.41 per share. These values, unlike the amounts set forth in the column "Value Realized," have not been, and may never be, realized. These options have not been, and may not ever be, exercised. Actual gains, if any, on exercise will depend on the value of First Midwest common stock on the date of exercise. There can be no assurance that these values will be realized. Unexercisable options are those which have not yet vested.





                                                                                       Value of Unexercised
                                                      Number of Unexercised            In-the-Money Options
                                                      Options at FY-End (#)               at FY-End
                         Shares                   ------------------------------   ---------------------------
                      Acquired on     Value
        Name            Exercise     Realized     Exercisable      Unexercisable   Exercisable   Unexercisable
                          (#)          ($)            (#)             (#)              ($)          ($)
-------------------   -----------    --------     -----------      -------------   -----------   -------------
 James S. Haahr         39,457       $272,406       50,032              --           $34,250       $  --

 J. Tyler Haahr          7,191         47,487       63,764              --            32,503          --

 Donald J. Winchell      6,376         37,126       27,236              --             8,395          --


Employment Agreements

     First Federal has an employment agreement with each of the named executive officers. The employment agreements are designed to assist First Midwest and the Banks in maintaining a stable and competent management team. The continued success of First Midwest and the Banks depends, to a significant degree, on the skills and competence of their officers. Each employment agreement provides for annual base salary in an amount not less than the employee's current salary and a term of three years. Each agreement provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of First Federal. The agreements terminate upon such named executive officer's death, for cause, in certain events specified by Office of Thrift Supervision regulations, or by such named executive officer upon 90 days notice to First Federal. For the year ended September 30, 2002, the disinterested members of First Federal's Board of Directors authorized one year extensions of the named executive officers' employment agreements.

     Each employment agreement provides for payment to the named executive officer of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a "change in control" of First Midwest or First Federal where employment terminates involuntarily in connection with such change in control or within 12 months thereafter. This termination payment is subject to reduction by the amount of all other compensation to the named executive officer deemed for purposes of the Internal Revenue Code of 1986, as amended, to be contingent on a "change in control", and may not exceed three times the named executive officer's average annual compensation over the most recent five year period or be non-deductible by First Federal for federal income tax purposes. For the purposes of the employment agreements, a change in control is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to 12 C.F.R. ss. 574.3 or ss. 574.4, respectively. These events are generally triggered prior to the acquisition or control of 10% of First Midwest's common stock. Each agreement also guarantees participation in an equitable manner in employee benefits applicable to executive personnel.

     Based on their current salaries,  if employment of Messrs.  James S. Haahr,
J. Tyler Haahr and Winchell had been terminated as of September 30, 2002, under circumstances entitling them to termination payments as described above, they would have been entitled to receive lump sum cash payments of approximately $873,000, $956,000 and $589,000, respectively.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Compensation of the executive officers of First Midwest and the Banks is currently determined by the Compensation Committee of First Federal and the Stock Option Committee of First Midwest. Directors Cooley, Mickelson, Muilenburg and Partlow, each of whom are non-employee directors, are the current members of both of these committees. All decisions by the First Federal Compensation Committee relating to the cash compensation of executive officers are reviewed by the full Board of First Federal, except that Board members who are also executive officers do not participate in deliberations regarding their own compensation. See "Compensation Committee Report" below.

                          COMPENSATION COMMITTEE REPORT

     First Midwest has not paid any cash compensation to its executive officers since its formation. All executive officers of First Midwest also currently hold positions with First Federal and receive cash compensation from First Federal. The function of administering the executive compensation policies of First Federal is currently performed by the Compensation Committee of the Board of Directors of First Federal, consisting of Directors Cooley, Mickelson, Partlow and Muilenburg. All decisions by the First Federal Compensation Committee relating to the cash compensation of First Federal's executive officers are reviewed by the full Board of First Federal, except that Board members who are also executive officers do not participate in deliberations regarding their respective compensation.

     Stock option awards granted under First Midwest's stock option and incentive plans are made solely by the First Midwest Stock Option Committee.

Overview and Philosophy

     The First Federal Compensation Committee has developed and implemented an executive compensation program that is based on guiding principles designed to align executive compensation with the values and objectives, business strategy, management initiatives, and the business and financial performance of First Midwest and the Banks. In applying these principals, the First Federal Compensation Committee has established a program to:

     o Support a performance-oriented environment that rewards performance not only with respect to our goals, but also our performance as compared to that of industry performance levels;

     o    Attract and retain key executives critical to our long-term success;

     o    Integrate  compensation  programs  with both First  Midwest's  and the
          Banks'   annual  and  long-term   strategic   planning  and  measuring
          processes; and

     o    Reward   executives  for  long-term   strategic   management  and  the
          enhancement of shareholder value.

     Furthermore, in making compensation decisions, the First Federal Compensation Committee focuses on the individual contributions of our executive officers. The First Federal Compensation Committee uses its discretion to set executive compensation where, in its judgment, external, internal or an individual's circumstances warrant it. The First Federal Compensation Committee also periodically reviews, both internally and through independent consultants, the compensation policies of other similarly situated companies, as set forth in various industry publications, to determine whether our compensation decisions are competitive within our industry.

Executive Officer Compensation Program
     The executive officer compensation program is comprised of base salary, annual incentive bonuses, long-term incentive compensation in the form of stock options and restricted stock awards, and various benefits, including medical and retirement plans generally available to employees of the Banks.

     Base Salary.  Base salary levels for executive  officers are  competitively set relative to other publicly traded banking and thrift companies. In determining base salaries, the First Federal Compensation Committee also takes into account individual experience and performance and specific issues particular to First Midwest and the Banks.

     Annual Incentive Bonuses. A program of annual incentive bonuses has been established for executive officers of First Midwest and the Banks to reward those officers who provide a level of performance warranting recognition in the form of compensation above base salary. Incentive bonuses are awarded based on achievement of individual performance goals and overall performance goals of First Midwest and the Banks, which are established at the beginning of each fiscal year. Awards are determined as a percentage of each executive officer's base salary.

     Stock Benefit Plans. The stock option and incentive plans are our long-term incentive plans for directors, officers and employees. The objective of the program is to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and First Midwest's performance, and to enable executives to develop and maintain a significant, long-term stock ownership position in First Midwest common stock. Awards are made at a level calculated to be competitive with other publicly traded banking and thrift companies.

Chief Executive Officer Compensation

     Mr. James S. Haahr was appointed to the position of President and Chief Executive Officer of First Federal in 1974 and Chairman in 1990, and has also served in such capacities with First Midwest since its incorporation in 1993. Mr. Haahr's fiscal 2002 base salary was $232,000 per year, subject to such adjustments in future years as shall be determined by the First Federal Compensation Committee. In September 2001, the First Federal Compensation Committee noted that Mr. Haahr's base salary had not been changed for two years and that the median base salary paid to executive officers in comparable positions was higher than that paid to Mr. Haahr. As such, the First Federal Compensation Committee determined it appropriate to increase Mr. Haahr's base salary for fiscal 2002. Mr. Haahr's base salary for the fiscal year ended September 30, 2001 was $200,000.

     In reviewing the award of incentive-based compensation to Mr. Haahr for fiscal 2002, the Committee noted net income, return on assets, return on equity and net interest margin had increased compared to the previous year. In addition, the Company's balance sheet is structured to provide minimal sensitivity to rising interest rates. Deposit balances grew to an all-time high as a result of internal growth from existing and newly opened offices. Lower costing transaction accounts increased significantly during the year. Loan balances also rose to an all-time high, while the ratio of non-performing loans to total loans at fiscal year end continues to be below state and national averages. As such, the First Federal Compensation Committee and the First Midwest Stock Option Committee determined First Midwest's overall performance warranted the payment of a cash bonus and an award of stock options to Mr. Haahr for fiscal 2002.

     The effect of Section 162(m) of the Internal Revenue Code is to eliminate the deductibility of compensation over $1 million, with certain exclusions, paid to each of certain highly compensated executive officers of publicly held corporations. Section 162(m) applies to all remuneration, both cash and non-cash, that would otherwise be deductible for tax years beginning on or after January 1, 1994, unless expressly excluded. Because the current compensation of each of our named executive officers is below the $1 million threshold, we have not yet considered our policy regarding this provision.

     The foregoing report is furnished by the members of the Compensation Committee of First Federal and Stock Option Committee of the Board of Directors of First Midwest.

E. Wayne Cooley     G. Mark Mickelson     Rodney G. Muilenburg    Jeanne Partlow


                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     The rules and regulations of the SEC require the presentation of a line graph comparing, over a period of five years, the cumulative total shareholder return to a performance indicator of a broad equity market index and either a nationally recognized industry index or a peer group index constructed by us. The following graph compares the performance of First Midwest's common stock with the Media General Savings and Loan Index and the Nasdaq Stock Market Index. The comparison assumes $100 was invested on September 30, 1997 in our common stock and in each of the foregoing indices and assumes the reinvestment of all dividends. Historical stock price performance is not necessarily indicative of future stock price performance.









                        [Performance Graph Appears Here]








                                      Comparison of Five-year Cumulative Total Return
                   (First Midwest, Media General Savings and Loan Index and the Nasdaq Stock Market Index)

                                               -------     -------     -------     -------      -------     -------
                                               9/30/97     9/30/98     9/30/99     9/30/00      9/29/01     9/28/02
                                               -------     -------     -------     -------      -------     -------

First Midwest..........................        $100.00      $88.77      $67.95     $ 53.22      $ 79.05     $ 86.61

MG Savings and Loan Index..............         100.00       88.24       84.86      103.69       138.31      145.14

Nasdaq Market Index....................         100.00      103.92      168.12      229.98        94.23       75.81

                              CERTAIN TRANSACTIONS

     The Banks have followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. As of September 30, 2002, all loans or extensions of credit to executive officers and directors were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and do not involve more than the normal risk of repayment or present other unfavorable features.


              PROPOSAL II - APPROVAL OF 2002 OMNIBUS INCENTIVE PLAN

     In order to promote the long-term interests of First Midwest and its shareholders by providing a flexible and comprehensive means for attracting and retaining directors, advisory directors, officers and employees of First Midwest and its corporate affiliates and to supplement the existing Stock Option and Incentive Plans, which are being depleted of awards, our Board of Directors has adopted and recommends that you vote to approve the 2002 Omnibus Incentive Plan (the "2002 Plan").

Description of the 2002 Plan

     Effective November 25, 2002, the Board of Directors adopted the 2002 Plan. It is designed to provide for the granting of incentive awards in the form of stock options, stock appreciation rights, restricted stock and performance awards (denominated in cash, securities or other property) to any director, advisory director, officer or employee of the Company or its corporate affiliates (including but not limited to the Banks). The awards will be granted at the discretion of a committee charged with administering the plan comprised of two or more members of the Board of Directors of the Company, each of whom shall be non-employee, outside directors. We have made available a total of 200,000 shares of common stock for issuance under the 2002 Plan.

     The plan provides the committee with broad discretion to select the officers, employees, consultants, and advisors to whom awards may be granted, as well as the type, size, and terms and conditions of each award. The 2002 Plan permits grants of the following types of awards:

     o    non-qualified and incentive stock options;

     o    stock appreciation rights;

     o    restricted stock grants; and

     o    other performance-based awards.

     The committee may grant either stock options intended to qualify as incentive stock options under Section 422 of the Code ("ISOs") or stock options not intended to qualify as such ("NQSOs"). ISOs may be granted only to employees of the Company or its corporate affiliates.

     The term of an NQSO granted under the plan may not exceed 15 years. The term of an ISO may not exceed ten years, provided that the term of an ISO granted to an employee who owns stock comprising more than ten percent of the combined voting power of all classes of stock of First Midwest and its corporate affiliates (defined in the 2002 Plan as a "Ten Percent Holder") may not exceed five years. The exercise price of a stock option granted under the plan will be determined by the committee, provided that (i) the exercise price of an ISO may not be less than 100% of the market value of a share of common stock on the date of grant of such option and
(ii) the exercise price of an ISO granted to a Ten Percent Holder may not be less than 110% of the market value of a share of First Midwest's common stock on the date of grant of such option.

     The committee is authorized to award stock appreciation rights ("SARs"), each of which, upon exercise thereof, will entitle the holder thereof to receive a number of shares of the Company's common stock or cash or a combination thereof, as the Committee shall determine, the aggregate value of which shall equal (as nearly as possible) the amount by which the market value per share of the Company's common stock on the date of exercise exceeds the exercise price of the SAR, multiplied by the number of shares underlying the SAR. A SAR may be related to an option or granted independently of an option. The committee will determine the exercise price and term of each SAR, provided that (i) the term of a SAR may not exceed 15 years and (ii) an option related to a SAR which is an ISO must satisfy all requirements pertaining to ISOs (e.g., exercise price, term).

     The committee may grant awards of restricted stock, subject to such restrictions as the committee may impose thereon, which restrictions may lapse in the manner deemed appropriate by the committee. The restrictions may include, among other things, limitations on dividend and voting rights.

     The committee is authorized to grant performance-based awards to participants of the 2002 Plan which may be denominated in cash, shares of our common stock, other securities, other awards under the plan or other property. The term of such an award may not exceed 15 years. The specific performance goals for each award are at the discretion of the committee.

     Unless the committee provides otherwise, in the event of a participant's termination of service to First Midwest by reason of disability, the participant may exercise an option or SAR theretofore granted to such participant within a period of three months from the date of termination of service in the case of an ISO or one year from the date of termination of service in the case of a NQSO or SAR (but in no event after the expiration date of the award). If a participant to whom an option or SAR was granted is terminated for cause, all rights under such option or SAR will expire immediately.

     Unless the committee provides otherwise, in the event of termination of service due to retirement, a participant to whom an option or SAR is granted may exercise such award following retirement for a period of three months, in the case of an ISO, or two years following retirement, in the case of a NQSO or a SAR (but in no event after the expiration date of the award). In the event of the death of a participant to whom an option or SAR is granted, the person to whom the award is transferred may exercise such award within a period of two years following the death of the participant (but in no event after the expiration date of the award).

     In the event of termination of service of a participant to whom restricted stock is granted for any reason other than death, disability or retirement, unless the committee determines otherwise, all shares of restricted stock as to which applicable restrictions have not yet lapsed will be forfeited and returned to First Midwest. Unless the committee determines otherwise, in the event of termination of service of the person to whom restricted stock is granted due to death, disability or retirement, all shares subject to restrictions at the time of termination will become free of such restrictions.

     The rights of a participant who is granted a performance or other award in the event of termination of service of such participant will be governed by the terms of the applicable award agreement.

     In the event of a merger or other business combination of First Midwest in which we are not the surviving entity, any participant to whom an option or SAR has been granted will, with limited exception, have the right after consummation of such transaction and during the remaining term of the option or SAR to receive upon exercise of such award an amount equal to the excess of the fair market value on the date of exercise of the securities or other consideration receivable in the merger in respect of a share common stock over the exercise price of the option or SAR, multiplied by the number of shares of common stock with respect to which the option or SAR is exercised.

     Upon a change in control of First Midwest, unless otherwise provided by the committee in the applicable award agreement, any restrictions or vesting period with respect to any outstanding awards will immediately lapse and all such awards will become fully vested.

     An ISO awarded under the plan may be transferred only upon the death of the participant to whom it has been granted, by will or the laws of descent and distribution. An award other than an ISO may be transferred during the lifetime of the participant to whom it was awarded pursuant to a qualified domestic relations order or by gift to any member of the participant's immediate family or to a trust for the benefit of any member of the participant's immediate family.

     Our Board of Directors may amend or terminate the 2002 Plan without the approval of the shareholders or consent of the participants of the 2002 Plan, except when otherwise required by law or regulation or by the rules of any stock exchange or automated quotation system on which the shares our common stock may be listed or quoted, and except that the committee may not amend any outstanding award without the consent of the participant.

     The following table provides information as of September 30, 2002 related to our equity compensation plans in effect at that time.



======================================================================================================================
                                       Equity Compensation Plan Information(1)
----------------------------------------------------------------------------------------------------------------------
        Plan Category           Number of Securities to be    Weighted-average Exercise      Number of securities
                                  Issued Upon Exercise of       Price of Outstanding        Remaining Available for
                                   Outstanding Options,         Options, Warrants and        Future Issuance Under
                                    Warrants and Rights                Rights              Equity Compensation Plans
----------------------------------------------------------------------------------------------------------------------
                                            (a)                          (b)                          (c)
----------------------------------------------------------------------------------------------------------------------
  Equity Compensation Plans
 Approved by Security Holders             251,173                      $13.88                       41,985
----------------------------------------------------------------------------------------------------------------------
Equity Compensation Plans Not
 Approved by Security Holders               -0-                          -0-                          -0-
----------------------------------------------------------------------------------------------------------------------
            Total                         251,173                      $13.88                       41,985
======================================================================================================================

(1) This table does not include any shares that may become issuable under the 2002 Omnibus Plan following shareholder approval. The Board of Directors has not granted any options to purchase shares of common stock under the 2002 Omnibus Plan.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires First Midwest's directors and executive officers, and persons who own more than 10% of a registered class of First Midwest's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of First Midwest common stock and other equity securities of First Midwest generally by the second business day following a transaction. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish First Midwest with copies of all Section 16(a) forms they file.

     To First Midwest's knowledge, based solely on a review of the copies of such reports furnished to First Midwest and written representations that no other reports were required during the fiscal year ended September 30, 2002, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with.

                              INDEPENDENT AUDITORS

     The Company's independent auditors are McGladrey & Pullen, LLP, independent certified public accountants. Representatives of McGladrey & Pullen, LLP are expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement if they desire.

     The Company's Audit Committee has considered and concluded that the provision of all non-auditing services (and the aggregate fees billed for such services) in the fiscal year ended September 30, 2002 by McGladrey & Pullen, LLP, the principal independent auditors, is compatible with maintaining the principal auditors' independence.

             SHAREHOLDER PROPOSALS FOR THE YEAR 2004 ANNUAL MEETING

     Shareholder proposals to be presented at First Midwest's 2004 Annual Meeting of Shareholders must be received by our Secretary no later than August 18, 2003 to be eligible for inclusion in the First Midwest's proxy statement and form of proxy related to the 2004 Annual Meeting. Any such proposal will be subject to the requirements of the proxy rules adopted under the Securities
Exchange Act of 1934, as amended, and as with any shareholder proposal (regardless of whether such proposal is included in First Midwest's proxy materials), First Midwest's certificate of incorporation, by-laws and Delaware law.

     To be considered for presentation at the next Annual Meeting, but not for inclusion in the Company's proxy statement and form of proxy for that meeting, proposals must be received by the Company by the Deadline. The "Deadline" means the date that is 30 days prior to the date of the next Annual Meeting; however, in the event that less than 40 days' notice of the date of such meeting is given to stockholders, the "Deadline" means the close of business on the tenth day following the day on which notice of the date of the meeting was mailed. If a stockholder proposal that is received by the Company after the Deadline is raised at the next Annual Meeting, the holders of the proxies for that meeting will have the discretion to vote on the proposal in accordance with their best judgment and discretion, without any discussion of the proposal in the Company's proxy statement for the next Annual Meeting.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the Annual Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                   Appendix A
                                   ----------


                          FIRST MIDWEST FINANCIAL, INC.

                           2002 OMNIBUS INCENTIVE PLAN

     1. Plan  Purpose.  The  purpose  of the Plan is to  promote  the  long-term
        -------------
interests of the Company and its stockholders by providing a means for attracting and retaining directors, advisory directors, officers and employees of the Company and its Affiliates.


     2. Definitions. The following definitions are applicable to the Plan:
        -----------

     "Affiliate" -- means any "parent  corporation" or "subsidiary  corporation"
of  the  Company  as  such  terms  are  defined  in  Section   424(e)  and  (f),
respectively, of the Code.

     "Award" -- means the grant by the Committee under this Plan of an Incentive Stock Option, a Non-Qualified Stock Option, a Stock Appreciation Right, Restricted Stock or a Performance Award, or any combination thereof, as provided in the Plan.

     "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

     "Cause" -- means termination of service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

     "Code" -- means the Internal Revenue Code of 1986, as amended.

     "Committee" -- means the Committee referred to in Section 3 hereof.

     "Company" -- means First Midwest Financial Inc. and any successor thereto.

     "Continuous Service" -- means the absence of any interruption or termination of service as a director, advisory director, officer or employee of the Company or an Affiliate, except that when used with respect to a person granted an Incentive Stock Option means the absence of any interruption or termination of service as an employee of the Company or an Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations of the Company or between the Company, its parent, its subsidiaries or its successor.

     "ERISA" -- means the Employee Retirement Income Security Act of 1974, as amended.

     "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed a Non-Qualified Stock Option.

     "Market Value" -- means the closing high bid with respect to a Share on the date in question on the Nasdaq Stock Market, or any similar system then in use, or, if the Shares are not then traded on the Nasdaq Stock Market or any similar system, the closing sales price on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the fair market value on such date of a Share as the Committee shall determine.

     "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option under Section 422 of the Code.

     "Option" -- means an Incentive Stock Option or a Non-Qualified Stock Option awarded to a Participant pursuant to Section 5(a) hereof.

     "Participant" -- means any director, advisory director, officer or employee of the Company or any Affiliate who is selected by the Committee to receive an Award.

     "Performance Award" -- means an Award granted pursuant to Section 5(d) herein.

     "Plan" -- means this 2002 Omnibus Incentive Plan of the Company.

     "Related" -- means (i) in the case of a Stock Appreciation Right, a Stock Appreciation Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Stock Appreciation Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Stock Appreciation Right is exercisable, in whole or in part, in lieu thereof.

     "Restricted  Stock" -- means Shares  awarded to a  Participant  pursuant to
Section 5(c) hereof.

     "Retirement" -- means retirement from employment with the Company or an Affiliate thereof, as an employee, director, director emeritus or advisory director thereof, having reached the age of 65.

     "Shares" -- means the shares of common stock of the Company.

     "Stock Appreciation Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

     "Ten Percent Holder" -- means any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company and any Affiliate.

     "Termination of Service" - means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either
(i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, advisory director or employee of the Corporation or any affiliate for purpose of any other Award.

     3. Administration. The Plan shall be administered by a Committee consisting
        --------------
of two or more members of the Board of  Directors  of the Company,  each of whom
(i) shall be an outside director as
defined under Section 162(m) of the Code and the regulations thereunder and (ii) shall be a Non-Employee Director as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board of Directors of the Company. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board of Directors of the Company, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, to correct any defect or supply an omission or reconcile any inconsistency in the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4. Shares Subject to Plan.
        ----------------------

     (a) Subject to adjustment by the operation of Section 7, the maximum number of Shares with respect to which Awards may be made under the Plan is 200,000 Shares. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued shares or previously issued shares reacquired and held as treasury shares. Shares which are subject to Related Stock
Appreciation Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Stock Appreciation Right which terminates or with respect to Restricted Stock which is forfeited, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination or forfeiture has occurred.

     (b) During any calendar year, no Participant may be granted Awards under the Plan of more than 100,000 Shares, subject to adjustment as provided in
Section 7.

     5. Awards.
        ------

     (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

          (i) Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided that, in the case of an Incentive Stock Option, the exercise price thereof shall not be less than 100% of the Market Value of a Share on the date of grant of such Option; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the exercise price thereof shall not be less than 110% of the Market Value of a Share on the date of grant of such Option.

          (ii) Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than 15 years; provided that, in the case of an Incentive Stock Option, the term of such Option shall not exceed ten years; provided further that, in the case of an Incentive Stock Option granted to a Ten Percent Holder, the term of such option shall not exceed five years.

          (iii) Time and Method of Exercise. Except as provided in paragraph (a) of Section 6, no Option granted hereunder may be exercised unless at the time the Participant exercises such Option, such Participant has maintained Continuous Service since the date of grant of such Option. To exercise an Option under the Plan, the Participant to whom such Option was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Option) together with full payment of the exercise price, if any and to the extent notice is received by the Company. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or, if the Committee specifically approves in writing on an individual basis, (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

          (iv) Option Agreements. At the time of an Award of an Option, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

          (v) Limitations on Value of Exercisable Incentive Stock Options. The aggregate Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year shall not exceed $100,000.

          (vi) Eligible Recipients of Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Company or its Affiliates.

          (vii) Incentive Stock Options must be granted no later than 10 years from the date the Plan is adopted or approved by the stockholders, whichever is earlier.

     (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) General. A Stock Appreciation Right shall, upon its exercise, entitle the Participant to whom such Stock Appreciation Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Company shall not issue any fractional shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Stock Appreciation Right, multiplied by the number of Shares with respect to which such Stock Appreciation Right shall have been exercised.

          (ii) Related Options. A Stock Appreciation Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Stock Appreciation Right was exercised. Upon the exercise or termination of a Related Option, any Related Stock Appreciation Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated. If the Related Option is an Incentive Stock Option, the Related Option shall satisfy all restrictions and the limitations imposed on Incentive Stock Options under paragraph (a) of this Section 5 (including, without limitation, restrictions on exercise price and term).

          (iii) Exercise Price and Term. The exercise price and term of each Stock Appreciation Right shall be fixed by the Committee; provided that, that the term of a Stock Appreciation Right shall not exceed 15 years.

          (iv) Stock Appreciation Right Agreements. At the time of an Award of a Stock Appreciation Right, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

          (v) Time and Method of Exercise. Except as provided in paragraph (a) of Section 6, no Stock Appreciation Right may be exercised unless at the time the Participant exercises such Stock Appreciation Right, such Participant has maintained Continuous Service since the date of grant of such Stock Appreciation Right. To exercise a Stock Appreciation Right under the Plan, the Participant to whom such Stock Appreciation Right was granted shall give written notice to the Company in form satisfactory to the Committee (and, if partial exercises have been permitted by the Committee, by specifying the number of Shares with respect to which such Participant elects to exercise such Stock Appreciation Right) together with full payment of the exercise price, if any and to the extent required. The date of exercise shall be the date on which such notice is received by the Company. Payment, if any is required, shall be made either (i) in cash (including check, bank draft or money order) or with the specific written permission of the Committee (ii) by delivering (A) Shares already owned by the Participant and having a fair market value equal to the applicable exercise price, such fair market value to be determined in such appropriate manner as may be provided by the Committee or as may be required in order to comply with or to conform to requirements of any applicable laws or regulations, or (B) a combination of cash and such Shares.

     (c) Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

          (i) Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. During the period of time in which the Shares awarded as Restricted Stock are subject to the restrictions contemplated herein (a "Restricted Period"), unless otherwise permitted by the Plan or by the Committee as provided in the applicable Award Agreement, such Shares may not be sold, assigned, transferred, pledged or otherwise encumbered by the Participant. Except for the restrictions which may be imposed on Restricted Stock, a Participant to whom Shares of Restricted Stock have been awarded shall have all the rights of a stockholder, including but not limited to the right to receive all dividends paid on such Shares and the right to vote such Shares.

          (ii) Restricted Stock Agreements. At the time of an Award of Shares of Restricted Stock, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee shall in its sole discretion determine.

          (iii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear the following (or similar) legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Company's 2002 Omnibus Incentive Plan and an Agreement entered into between the registered owner and the Company. Copies of such Plan and Agreement are on file in the offices of the Secretary of the Company, Fifth at Erie, Storm Lake, Iowa 50588."

          (iv) Removal of Restrictions. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

     (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and the applicable Award Agreement. At the time of grant of a Performance Award, the Participant shall enter into an Award Agreement with the Company in a form specified by the Committee, agreeing to the terms and conditions of the Performance Award and such other matters as the Committee shall in its sole discretion determine. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee as provided in the applicable Award Agreement. Unless otherwise provided in the Performance Award, the term of a Performance Award shall not exceed 15 years.

     6. Termination of Service.
        ----------------------

          (a) Options and Stock Appreciation Rights.

               (i) If a Participant to whom an Option or Stock Appreciation Right was granted shall cease to maintain Continuous Service for any reason (including total and partial disability but excluding Retirement, death and termination of employment by the Company or any Affiliate for Cause), such Participant may, but only within the period of three months, in the case of an Incentive Stock Option, or one year, in the case of a Non-Qualified Stock Option or Stock Appreciation Right, immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service. If the Continuous Service of a Participant to whom an Option or Stock Appreciation Right was granted by the Company is terminated for Cause, all rights under any Option or Stock Appreciation Right of such Participant shall expire immediately upon the giving to the Participant of notice of such termination.

               (ii) If a Participant to whom an Option or Stock Appreciation Right was granted shall cease to maintain Continuous Service due to Retirement, such Participant may, but only within the period of three months, in the case of an Incentive Stock Option, or two years, in the case of a Non-Qualified Stock Option or Stock Appreciation Right, immediately succeeding such cessation of Continuous Service and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right at the date of such cessation of Continuous Service.

               (iii) In the event of the death of a Participant while in the Continuous Service of the Company or an Affiliate or within the periods referred to in paragraphs (a)(i) and (a)(ii) of this Section 6, the person to whom any Option or Stock Appreciation Right held by the Participant at the time of his or her death is transferred by will or the laws of descent and distribution or in the case of an Award other than an Incentive Stock Option, pursuant to a qualified domestic relations order, as defined in the Code or Title I of ERISA or the rules thereunder, or as otherwise permitted to be transferred under
          Section 10 of the Plan may, but only within the period of two years immediately succeeding the date of death of such Participant, and in no event after the expiration date of such Option or Stock Appreciation Right, exercise such Option or Stock Appreciation Right to the extent that such Participant was entitled to exercise such Option or Stock Appreciation Right immediately prior to his death. Following the death of any Participant to whom an Option was granted under the Plan, irrespective of whether any Related Stock Appreciation Right shall have theretofore been granted to the Participant or
          whether  the  person   entitled  to  exercise   such   Related   Stock
          Appreciation Right desires to do so, the Committee may, as an alternative means of settlement of such Option, elect to pay to the person to whom such Option is transferred as permitted by Section 10 of this Plan, the amount by which the Market Value per Share on the date of exercise of such Option shall exceed the exercise price of such Option, multiplied by the number of Shares with respect to which such Option is properly exercised. Any such settlement of an Option shall be considered an exercise of such Option for all purposes of the Plan.

               (iv)  Notwithstanding the provisions of subparagraphs (i) through
          (iii) above, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of termination to the extent permitted by applicable federal and state law.

          (b) Restricted Stock. Except as otherwise provided in this Plan, if a Participant ceases to maintain Continuous Services for any reason (other than death, total or partial disability or Retirement) unless the Committee, in its sole discretion, shall otherwise determine, all shares of

Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (c)(i) of Section 5 shall upon such termination of Continuous Service be forfeited and returned to the Company. Unless the Committee, in its sole discretion, shall otherwise determine, if a Participant ceases to maintain Continuous Service by reason of death, total or partial disability or Retirement, all shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (c)(i) of Section 5 shall upon such termination of Continuous Service be free of restrictions and shall not be forfeited.

          (c) Performance Awards. In the event that a Participant to whom a Performance Award has been granted shall cease to maintain Continuous Service for any reason, the rights of such Participant or any person to whom the Award may have been transferred as permitted by Section 10 shall be governed by the terms of the Plan and the applicable Award Agreement.

     7. Adjustments Upon Changes in  Capitalization.  In the event of any change
        -------------------------------------------
in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any Award which is adjusted as a result of this Section 7 shall be subject to the same restrictions as the original Award.

     8. Effect of Merger on Options and Stock  Appreciation  Rights. In the case
        -----------------------------------------------------------
of any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Stock Appreciation Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Stock Appreciation Right), thereafter and during the term of each such Option or Stock Appreciation Right, to receive upon exercise of any such Option or Stock Appreciation Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Stock Appreciation Right or Option, multiplied by the number of Shares with respect to which such Option or Stock Appreciation Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

     9.  Effect  of Change  in  Control.  Each of the  events  specified  in the
         ------------------------------
following clauses (i) through (iii) of this Section 9 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, shall become the beneficial owner of shares of the Company with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Company may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Company shall cease to constitute a majority of the Board of Directors of the Company, or (iii) the stockholders of the Company shall approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Company. Upon a change in control, unless the Committee shall have otherwise provided in the applicable Award Agreement, any restrictions or vesting period with respect to any outstanding Awards shall lapse and all such Awards shall become fully vested in the Participant to whom such Awards were awarded; provided, however, that no Award which has previously been exercised or otherwise terminated shall become exercisable.

     10.  Assignments  and  Transfers.  No Award granted under the Plan shall be
          ---------------------------
transferable otherwise than by will or the laws of descent and distribution, except that an Award other than an Incentive Stock Option may be transferred pursuant to a qualified domestic relations order or by gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 10, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

     11.  Employee  Rights  Under the Plan.  No person  shall have a right to be
          --------------------------------
selected as a Participant nor, having been so selected, to be selected again as a Participant and no officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of or serve as a director or advisory director of the Company or any Affiliate.

     12. Delivery and Registration of Stock. The Company's obligation to deliver
         ----------------------------------
Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933, as amended, or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and
(ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the committee shall determine to be necessary or advisable.

     13.  Withholding  Tax. Upon the  termination of the restricted  period with
          ----------------
respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Company shall have the right to require the Participant or other person receiving such shares to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Company is required to withhold with respect to such dividend payments.

     The Company shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Stock Appreciation Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Stock Appreciation Right pursuant to the Plan, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     All withholding decisions pursuant to this Section 13 shall be at the sole discretion of the Committee or the Company.

     14. Amendment or Termination.
         ------------------------

          (a) Subject to paragraph (b) of this Section 14, the Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan at any time without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Company's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board of Directors of the Company, in its discretion, determines to seek such shareholder approval.

          (b) Except as otherwise provided herein, the Committee may waive any conditions of or rights of the Company or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise herein provided.

     15.  Effective Date and Term of Plan. The Plan shall become  effective upon
          -------------------------------
its adoption by the Board of Directors of the Company, subject to the approval of the Plan by the shareholders of the Company. It shall continue in effect for a term of 15 years unless sooner terminated under Section 14 hereof.

X PLEASE MARK VOTES
  AS IN THIS EXAMPLE


                                REVOCABLE PROXY
                         FIRST MIDWEST FINANCIAL, INC.
               ANNUAL MEETING OF SHAREHOLDERS - JANUARY 27, 2003

This proxy is being solicited on behalf of the Board of Directors of First Midwest Financial, Inc.

The undersigned hereby appoints the members of the Board of Directors of First Midwest Financial, Inc., and its survivors, with full power of substitution, and authorizes them to represent and vote, as designated below and in accordance with their judgment upon any other matters properly presented at the annual meeting, all the shares of First Midwest Financial, Inc. common stock held of record by the undersigned at the close of business on November 29, 2002, at the annual meeting of shareholders, and at any and all adjournments or postponements thereof.

1. The election of JAMES S. HAAHR, G. MARK MICKELSON and JEANNE PARTLOW as directors for terms of three years.

                                            WITH-   FOR ALL
                                     FOR    HOLD    EXCEPT
                                     [_]     [_]      [_]

INSTRUCTIONS: To vote for all nominees mark the box "For" with an "X". To withhold your vote for all nominees mark the box "WITHHOLD" with an "X". To withhold your vote for an individual nominee mark the box "For All Except" with an "X" and write the name of the nominee(s) on the line provided below for whom you wish to withhold your vote.

----------------------------------------

     The Board of Directors recommends a vote "FOR" the election of the above-named directors.

2. Proposal to approve and adopt the 2002 Omnibus Incentive Plan.

                                      For    Against   Abstain
                                      [_]      [_]       [_]

     The Board Of Directors recommends a vote "FOR" the 2002 Omnibus Incentive Plan.

     The undersigned acknowledges receipt from First Midwest Financial, Inc., prior to the execution of this proxy, of the Notice of Annual Meeting scheduled to be held on January 27, 2003, an Annual Report to Shareholders for the year ended September 30, 2002, and a proxy statement relating to the business to be addressed at the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted "FOR" the election of the directors set forth herein and "FOR" the approval of the 2002 Omnibus Incentive Plan. Should a director nominee be unable to serve as a director, an event that First Midwest Financial, Inc. does not currently anticipate, the persons named in this proxy reserve the right, in their discretion, to vote for a substitute nominee designated by the Board of Directors.

     Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title. If shares are held jointly, each holder should sign.

                                             -----------------------------------
    Please be sure to sign and date          Date
    below.
--------------------------------------------------------------------------------
      Shareholder sign above         Co-holder (if any) sign above

=> Detach above card, date, sign and mail in postage-paid envelope provided. =>

                          FIRST MIDWEST FINANCIAL, INC.
--------------------------------------------------------------------------------

This proxy may be revoked at any time before it is voted by delivering to the Secretary of First Midwest Financial, Inc. on or before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy or a later dated proxy relating to the same shares of First Midwest Financial, Inc. common stock, or by attending the annual meeting and voting in person. Attendance at the annual meeting will not in itself constitute the revocation of a proxy. If this proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

    PLEASE PROMPTLY COMPLETE, DATE, SIGN, AND MAIL THE ATTACHED PROXY IN THE
                 ENCLOSED, PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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